Supplemental Information September 30, 2011

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhireit.com

Email: investor_relations@nhireit.com

CORPORATE

Disclaimer

3

Analyst Coverage

4

Investor Relations Contact

4

Senior Management

4

Board of Directors

4

Company Profile

4

Long-Term Growth

5

Value Creation

5

Dividend History

5

FINANCIAL

Condensed Balance Sheets

6

Condensed Statements of Income

7

Funds From Operations - FFO

8

Funds Available for Distribution - FAD

9

EBITDA Reconciliation

10

Interest Coverage Ratio

10

PORTFOLIO

Portfolio Summary

11

Geographic Distribution

12

Lease Renewal Years

13

Mortgage Maturities

13

DEFINITIONS

Annualized Revenues

14

EBITDA

14

Facility Types

14

Funds available for distribution – FAD

14

Funds from operations – FFO

14

Normalized FFO and Normalized FAD

14

Investment (NBV)

14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2011:

•

We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions in the U.S.;

•

We are exposed to the risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•

We are exposed to risks related to governmental regulations and payors, principally Medicare and Medicaid, and the effect that lower reimbursement rates will have on our tenants’ and borrowers’ business;

•

We are exposed to the risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•

We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•

We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•

We depend on the success of future acquisitions and investments;

•

We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•

We may need to incur more debt in the future, which may not be available on terms acceptable to the Company;

•

We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•

We are exposed to the risk that our assets may be subject to impairment charges;

•

We depend on the ability to continue to qualify as a real estate investment trust;

•

We have ownership limits in our charter with respect to our common stock and other classes of capital stock;

•

We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information, we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhireit.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC
Morgan Keegan & Co., Inc.

SENIOR MANAGEMENT	BOARD OF DIRECTORS
J. Justin Hutchens	W. Andrew Adams	J. Justin Hutchens
President and Chief Executive Officer	Chairman	President and Chief Executive Officer
	National Health Investors, Inc.	National Health Investors, Inc.
Roger R. Hopkins, CPA
Chief Accounting Officer	Robert A. McCabe, Jr.	Robert T. Webb
	Chairman	President (Retired) and Founder
Kristin S. Gaines	Pinnacle Financial Partners	Webb's Refreshments, Inc.
Chief Credit Officer
Ted H. Welch
Ted Welch Investments

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care and senior housing industry.  Our mission is to invest in health care real estate which generates current income that will be distributed to stockholders.  We have pursued this mission by investing in leased properties and mortgage loans nationwide.  These investments include skilled nursing facilities, assisted living facilities, medical office buildings, independent living facilities, and hospitals based on acute and rehabilitative care.  We have funded these investments in the past through three sources of capital: (1) current cash flow, (2) the sale of equity securities, and (3) debt offerings, including the issuance of convertible debt instruments, bank lines of credit, and ordinary term loans.

Investor Snapshot as of September 30, 2011

Exchange:	NYSE	52 week Low/High:	$38.03	$49.19	Market Capitalization:	$1.17 billion
Symbol:	NHI	Dividend/Yield:	$2.46	5.84%
Closing Price:	$42.13	Shares Outstanding:	27,738,589

Revenue Snapshot as of September 30, 2011

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LONG-TERM GROWTH

VALUE CREATION

Total Return*
	NHI	S&P 500	NAREIT	S&P 500 – Standard & Poor’s index of 500 large-
1 year	-0.16%	1.14%	1.07%	cap common stocks
5 years	16.85%	-1.18%	-2.91%
10 years	21.71%	2.81%	8.61%
15 years	10.50%	5.22%	8.46%	NAREIT – FTSE NAREIT US Real Estate Index
Since inception**	12.62%	7.64%	9.70%	Series of all publicly traded REITs

*assumes reinvestment of dividends
**since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the IRS Code and is different than net income for financial statement purposes determined in accordance with accounting principles generally accepted in the U.S.

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FINANCIAL

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	September 30,	December 31,
	2011	2010
Assets
Real estate properties:
Land	$44,620	$42,493
Buildings and improvements	436,602	420,704
Construction in progress	3,922	-
	485,144	463,197
Less accumulated depreciation	(143,474)	(135,543)
Real estate properties, net	341,670	327,654
Mortgage notes receivable, net	79,328	75,465
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	15,484	2,664
Marketable securities	9,510	22,476
Accounts receivable, net	473	471
Straight-line receivable	7,690	4,928
Assets held for sale, net	29,381	36,853
Deferred costs and other assets	629	698
Total Assets	$522,297	$509,341

Liabilities and Stockholders' Equity
Borrowings under revolving credit facility	$48,125	$37,765
Deferred real estate purchase consideration	4,000	4,000
Accounts payable and accrued expenses	3,915	3,388
Dividends payable	17,059	16,752
Deferred income	1,714	1,461
Earnest money deposit	-	3,475
Total Liabilities	74,813	66,841

Commitments and Contingencies

Stockholders' Equity
Common stock, .01 par value; 40,000,000 shares authorized; 27,738,589 and
27,689,392 shares issued and outstanding, respectively	277	277
Capital in excess of par value	465,503	462,392
Cumulative dividends in excess of net income	(23,623)	(35,499)
Unrealized gains on marketable securities	5,327	15,330
Total Stockholders' Equity	447,484	442,500
Total Liabilities and Stockholders' Equity	$522,297	$509,341

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CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenues:
Rental income	$18,765	$17,850	$56,259	$53,355
Mortgage interest income	1,689	1,569	4,919	5,166
	20,454	19,419	61,178	58,521
Expenses:
Depreciation	2,930	2,817	8,729	8,092
Legal expense	119	85	448	540
Franchise, excise and other taxes	185	64	742	594
General and administrative	1,209	1,260	6,271	6,397
Loan and realty losses (recovery)	(99)	-	(99)	(573)
	4,344	4,226	16,091	15,050
Income before non-operating items	16,110	15,193	45,087	43,471
Investment income and other	2,196	1,241	13,398	3,958
Interest expense and amortization of loan costs, net of change in fair value of interest rate swap agreement	(1,781)	(471)	(2,628)	(1,173)
Income from continuing operations	16,525	15,963	55,857	46,256
Discontinued operations
Income from operations - discontinued	1,235	1,371	3,813	4,206
Net gain on sale of real estate	1,048	-	3,348	2,004
Income from discontinued operations	2,283	1,371	7,161	6,210
Net income	$18,808	$17,334	$63,018	$52,466

Weighted average common shares outstanding:
Basic	27,729,560	27,673,703	27,711,474	27,657,236
Diluted	27,789,725	27,737,802	27,795,150	27,716,105

Earnings per common share:
Basic:
Income from continuing operations	$.60	$.57	$2.01	$1.67
Discontinued operations	.08	.05	.26	.22
Net income per common share	$.68	$.62	$2.27	$1.89

Diluted:
Income from continuing operations	$.60	$.57	$2.01	$1.67
Discontinued operations	.08	.05	.26	.22
Net income per common share	$.68	$.62	$2.27	$1.89

Dividends declared per common share	$0.615	$0.605	1.845	1.755

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FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Net income	$18,808	$17,334	$63,018	$52,466
Real estate depreciation in continuing operations	2,709	2,639	8,096	7,618
Real estate depreciation in discontinued operations	6	54	39	217
Net gain on sale of real estate	(1,048)	-	(3,348)	(2,004)
Funds from operations	$20,475	$20,027	$67,805	$58,297
Collection and recognition of past due rent	-	-	-	(1,520)
Recoveries of previous write-downs	(99)	-	(99)	(573)
Gains and recoveries on sales of marketable securities	(1,090)	(2)	(9,899)	(2)
Change in fair value of interest rate swap agreement	1,188	-	922	-
Other items	-	-	-	250
Normalized FFO	$20,474	$20,025	$58,729	$56,452

Weighted average common shares outstanding:
Basic	27,729,560	27,673,703	27,711,474	27,657,236
Diluted	27,789,725	27,737,802	27,795,150	27,716,105

FFO per share:
Basic	$0.74	$0.72	$2.45	$2.11
Diluted	$0.74	$0.72	$2.44	$2.10

Normalized FFO per share:
Basic	$0.74	$0.72	$2.12	$2.04
Diluted	$0.74	$0.72	$2.11	$2.04

FFO payout ratio:
Dividends declared per common share	$0.615	$0.605	$1.845	$1.755
FFO per diluted share	$0.74	$0.72	$2.44	$2.10
FFO per diluted share payout ratio	83.1%	84.0%	75.6%	83.6%

1 Beginning with the three months ended June 30, 2011, the Company has included in its definition of normalized FFO the change in the fair value of an interest rate swap agreement, a non-cash adjustment.  Accordingly, the normalized FFO per basic and diluted common share for the three months ended March 31, 2011 is now $0.65 rather than $0.70 per basic and diluted common share, as previously reported.

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Net income	$18,808	$17,334	$63,018	$52,466
Depreciation in continuing operations	2,930	2,817	8,729	8,092
Depreciation in discontinued operations	6	54	39	230
Net gain on sale of real estate	(1,048)	-	(3,348)	(2,004)
Straight-line lease revenue, net	(907)	(801)	(2,762)	(2,230)
Non-cash stock based compensation	267	166	2,912	2,204
Change in fair value of interest rate swap agreement	1,188	-	922	-
Funds available for distribution	21,244	19,570	69,510	58,758
Collection and recognition of past due rent	-	-	-	(1,520)
Recoveries of previous write-downs	(99)	-	(99)	(573)
Gains and recoveries on sales of marketable securities	(1,090)	(2)	(9,899)	(2)
Other items	-	-	-	250
Normalized FAD	$20,055	$19,568	$59,512	$56,913

Weighted average common shares outstanding:
Basic	27,729,560	27,673,703	27,711,474	27,657,236
Diluted	27,789,725	27,737,802	27,795,150	27,716,105

FAD per share:
Basic	$0.77	$0.71	$2.51	$2.12
Diluted	$0.76	$0.71	$2.50	$2.11

Normalized FAD per share:
Basic	$0.72	$0.71	$2.15	$2.06
Diluted	$0.72	$0.71	$2.14	$2.05

FAD payout ratio:
Dividends declared per common share	$0.615	$0.605	$1.845	$1.755
FAD per diluted share	$0.76	$0.71	$2.50	$2.11
FAD per diluted share payout ratio	80.4%	86.2%	73.8%	83.1%

1  The 2010 calculation of FAD has been adjusted to include non-real estate depreciation to conform to the 2011 presentation.  The impact to FAD per basic and diluted common share was $0.01 for the three months ended September 30, 2010, and $0.02 and $0.01, respectively, for the nine months ended September 30, 2010.

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Net income	$18,808	$17,334	$63,018	$52,466
Interest expense and amortization of loan costs[1]	593	471	1,706	1,173
Franchise, excise and other taxes	185	64	742	594
Depreciation	2,936	2,871	8,768	8,322
EBITDA	$22,522	$20,740	$74,234	$62,555

Interest expense and amortization of loan costs	$593	$471	$1,706	$1,173

Interest Coverage Ratio	38:1	44:1	44:1	53:1

1 Does not include change in fair value of interest rate swap agreement of $1,188,000 and $922,000 for the three and nine month periods ended September 30, 2011, which is a non-cash adjustment, as required by US GAAP.

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PORTFOLIO

PORTFOLIO SUMMARY as of September 30, 2011

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing(1)	51	6,863	$169,315,000	$37,378,000	66.44%
Assisted Living	33	1,858	138,894,000	13,166,000	23.40%
Medical Office Buildings	2	88,517	4,725,000	800,000	1.42%
Independent Living	4	456	6,576,000	1,385,000	2.46%
Hospitals	3	181	21,428,000	3,530,000	6.27%
Total Leases	93		$340,938,000	$56,259,000	100.00%

(1) Skilled Nursing
NHC facilities*	38	5,274	$43,295,000	$26,265,000	46.69%
All other facilities	13	1,589	126,020,000	11,113,000	19.75%
	51	6,863	$169,315,000	$37,378,000	66.44%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	27	2,730	$60,539,000	$3,684,000	74.89%
Assisted Living	3	146	7,120,000	453,000	9.21%
Hospitals	1	70	11,669,000	782,000	15.90%
Total Mortgages	31	2,946	$79,328,000	$4,919,000	100.00%

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GEOGRAPHIC DISTRIBUTION as of September 30, 2011

	SNF	ALF	ILF	MOB	HOSP	TOTAL	YTD Revenue
Tennessee	20	3	2	-	1	26	$13,640,000
Florida	10	7	-	1	-	18	12,042,000
Texas	6	-	-	1	-	7	5,656,000
South Carolina	4	1	-	-	-	5	4,935,000
Arizona	1	4	-	-	1	6	3,707,000
Kentucky	2	-	-	-	1	3	3,356,000
Minnesota	-	5	-	-	-	5	2,298,000
Missouri	8	-	1	-	-	9	2,270,000
Michigan	-	4	-	-	-	4	1,827,000
Alabama	2	-	-	-	-	2	1,661,000
Virginia	7	-	-	-	-	7	1,561,000
California	-	-	-	-	1	1	1,395,000
Georgia	5	1	-	-	-	6	1,303,000
New Jersey	-	1	-	-	-	1	1,029,000
Idaho	1	-	1	-	-	2	712,000
Louisiana	-	4	-	-	-	4	659,000
Massachusetts	4	-	-	-	-	4	588,000
Iowa	-	2	-	-	-	2	533,000
Kansas	5	-	-	-	-	5	458,000
Indiana	-	1	-	-	-	1	429,000
Illinois	-	1	-	-	-	1	387,000
New Hampshire	3	-	-	-	-	3	357,000
Pennsylvania	-	1	-	-	-	1	302,000
Oregon	-	1	-	-	-	1	73,000
	78	36	4	2	4	124	$61,178,000

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of September 30, 2011

	2011	2012	2013	2014	2015	2016 - 2019	2020-2023	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$218,000	$-	$-	$4,833,000	$-	$312,000	$27,033,000	$4,981,000	$37,377,000
Properties	1	-	-	6	-	1	39	4	51
Assisted Living
Annualized Revenue	-	-	1,029,000	-	-	2,262,000	1,219,000	9,509,000	14,019,000
Properties	-	-	1	-	-	4	4	24	33
Medical Office Buildings
Annualized Revenue	-	-	301,000	-	-	499,000	-	-	800,000
Properties	-	-	1	-	-	1	-	-	2
Independent Living
Annualized Revenue	-	-	-	-	-	-	1,385,000	-	1,385,000
Properties	-	-	-	-	-	-	4	-	4
Hospitals
Annualized Revenue	-	2,135,000	-	-	-	-	-	1,395,000	3,530,000
Properties	-	1	-	-	-	-	-	2	3

Total Annualized Revenues	$218,000	$2,135,000	$1,330,000	$4,833,000	$-	$3,073,000	$29,637,000	$15,885,000	$57,111,000

Mortgages
Skilled Nursing
Annualized Revenue	-	1,628,000	131,000	740,000	176,000	-	-	1,002,000	3,677,000
Properties	-	10	1	8	2	-	-	6	27
Assisted Living
Annualized Revenue	-	-	-	73,000	-	308,000	-	-	381,000
Properties	-	-	-	2	-	1	-	-	3
Hospitals
Annualized Revenue	-	-	-	-	782,000	-	-	-	782,000
Properties	-	-	-	-	1	-	-	-	1

Total Annualized Revenues	$-	$1,628,000	$131,000	$813,000	$958,000	$308,000	$-	$1,002,000	$4,840,000

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DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

EBITDA

Earnings before interest, taxes, depreciation and amortization

Facility Types

ACH – Acute-care hospital

ALF – Assisted living facility

APH – Acute psychiatric hospital

ILF – Independent living facility

MOB – Medical office building

SNF –Skilled nursing facility

TRC – Transitional rehabilitation center

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  This calculation is sometimes referred to as Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD

Normalized FFO and Normalized FAD excludes from FFO and FAD, respectively, any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

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